                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 2, 2004
                                                ------------------


                              Scanvec Amiable Ltd.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Israel                    000-23734                    N/A
 ----------------------------        -----------            ------------------
 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation              File Number)           Identification No.)


Two International Plaza, Suite 265, Philadelphia, Pennsylvania    19113-1518
--------------------------------------------------------------    ----------
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (610) 521-6300
                                                   ----------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 2, 2004, Grant Thornton LLP ("Grant Thornton") advised Scanvec Amiable Ltd. (the "Company") that it had decided not to stand for reappointment as the Company's independent registered public accounting firm upon completion of its review of the Company's quarterly results for the three and nine months ended September 30, 2004. That determination was a decision of Grant Thornton and was not recommended by the Audit Committee of the Company's Board of Directors (the "Audit Committee"). In a letter dated December 8, 2004, Grant Thornton confirmed that its client-auditor relationship with the Company had ceased. The Audit Committee has begun the process of selecting a new independent registered public accounting firm, but has not yet engaged a firm to serve in that role.

         The audit report issued by Grant Thornton on the consolidated financial statements of the Company as of and for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

         During the Company's most recent fiscal year ended December 31, 2003 and the subsequent interim period from January 1, 2004 through the date that the client-auditor relationship ceased, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements.

         The Company provided Grant Thornton with a copy of the statements contained in this Current Report on Form 8-K/A and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with such statements, and if not, stating in which respects it does not agree. A copy of Grant Thornton's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

         Ernst & Young LLP ("E&Y") was the Company's independent registered public accounting firm for the fiscal year ended December 31, 2002. The Company filed a Form 8-K and Form 8-K/A on December 8, 2003 and December 12, 2003, respectively, regarding the Company's dismissal of E&Y as its independent registered public accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits.

               16.1 Letter dated January 5, 2005 from Grant Thornton LLP to the
                    Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SCANVEC AMIABLE LTD.

Date: January 5, 2005                         By: /s/ William H. McDonnell
                                                  -------------------------
                                                   William H. McDonnell
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

16.1 Letter dated January 5, 2005 from Grant Thornton LLP to the Securities and Exchange Commission.